MassMutual Transitions SelectSM

MassMutual EvolutionSM

Supplement dated March 8, 2007 to the

variable annuity prospectuses dated May 1, 2006,

as supplemented August 9, 2006

This supplement replaces the supplement dated January 24, 2007.

The prospectuses are revised as follows:

Effective February 12, 2007, the following sub-section is added in each prospectus to the section “Taxes,” following the sub-section “Withdrawals-Qualified Contracts”:

Withdrawals — Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a non-ERISA Tax-Sheltered Annuity (TSA) to this contract as long as the originating TSA is not issued by us or one of our affiliates. However, this contract cannot be used for salary reduction contributions. You cannot take a loan under this contract.

The Code limits the withdrawal of salary reduction amounts from certain TSAs. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of a hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six-month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.